                                  Exhibit 10.7
 InterWest Bancorp, Inc. Amended and Restated 1993 Incentive Stock Option Plan

                             INTERWEST BANCORP, INC.

                              AMENDED AND RESTATED
                        1993 INCENTIVE STOCK OPTION PLAN


         1. Purpose of the Plan. The Plan shall be known as the InterWest Bancorp, Inc. Amended and Restated 1993 Incentive Stock Option Plan (the "Plan"). Prior to the formation of the Holding Company, the Plan was maintained by the Holding Company's wholly-owned subsidiary, InterWest Bank. The purpose of the amendment and restatement is to reflect the assumption of the Plan by the Holding Company, to incorporate provisions relating to the grant of Non-Incentive Stock Options, and to make other changes deemed necessary and appropriate by the Board. The purpose of the Plan is to attract and retain the best available personnel as officers and employees and to provide additional incentive to employees of the Holding Company or any present or future parent or subsidiary of the Holding Company to promote the success of the business. The Plan is intended to provide for the grant of Incentive Stock Options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options. Each and every one of the provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

         2. Definitions. As used herein, the following definitions shall apply.

                  (a) "Award" means the grant by the Committee of an Incentive Stock Option, a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

                  (b) "Board" shall mean the Board of Directors of the Holding Company.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (d) "Common Stock" shall mean common stock, $.20 par value per share, of the Holding Company.

                  (e) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with paragraph 4(a) of the Plan.

                  (f) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment by the Holding Company or any present or future Parent or Subsidiary of the Holding Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Holding Company or in the case of transfers between payroll locations of the Holding Company or between the Holding Company, its Parent, its Subsidiaries or a successor.

                  (g) "Effective Date" shall mean the date specified in Section 14 hereof.

                  (h) "Employee" shall mean any person employed by the Holding Company or any present or future Parent or Subsidiary of the Holding Company.

                  (i) "Holding Company" shall mean InterWest Bancorp, Inc., a Washington corporation.

                  (j) "Incentive Stock Option" or "ISO" means an option to purchase Shares granted by the Committee pursuant to Section 7 hereof which is subject to the limitations and restrictions of Section 7 hereof and is intended to qualify under Section 422 of the Code.

                  (k) "Non-Incentive Stock Option" or "Non-ISO" means an option to purchase Shares granted by the Committee pursuant to Section 8, which option is not intended to qualify under Section 422 of the Code.

                  (l) "Option" shall mean an Incentive or Non-Incentive Stock Option granted pursuant to this Plan.

                  (m) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                  (n) "Optionee" shall mean any person who receives an Option.

                  (o) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsections 424(e) and (g) of the Code.

                  (p) "Participant" means any officer or key employee of the Holding Company or any Parent or Subsidiary of the Holding Company or any other person providing a service to the Holding Company who is selected by the Committee to receive an Award.

                  (q) "Plan" shall mean this InterWest Bancorp, Inc. Amended and Restated 1993 Incentive Stock Option and Plan.

                  (r) "Share" shall mean one share of the Common Stock.

                  (s) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 424(f) and
(g) of the Code.

         3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 12 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 644,000 shares. Such Shares may either be authorized but unissued or treasury shares.

                  An Award shall not be considered to have been made under the Plan with respect to any Option which terminates and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

         4. Administration of the Plan.

                  (a) Composition of the Committee. The Plan shall be administered by the Committee consisting of at least two directors of the Holding Company who are "nonemployee directors" within the meaning of Rule 16b-3 of the regulations issued under the Securities Exchange Act of 1934, as amended.

                  (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the expressed provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

                  The Chairman of the Holding Company and such other officers as shall be designated by the Committee are hereby authorized to execute instruments evidencing Awards on behalf of the Holding Company and to cause them to be delivered to the Participants.

                  (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

         5.       Eligibility.

                  (a) Awards may be granted to officers, key employees and other persons. The Committee shall from time to time determine the officers and key employees and other persons who shall be granted Options or Awards under the Plan, the number to be granted to each such officers and key employees and other persons under the Plan, and whether Options granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock to be granted to each such Participant pursuant to each Award granted under the Plan, the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Holding Company, and such other factors as the Committee may, in its sole discretion, deem relevant. Officers and key employees or other persons who have been granted an Award may, if otherwise eligible, be granted additional Options or Awards.

                  (b) The aggregate fair market value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during the calendar year in which they are first exercisable (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Holding Company or any present or future Parent or Subsidiary of the Holding Company) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 5, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options, as defined in
Section 422 of the Code.

         6. Term of Plan. The Plan shall continue in effect for a term of ten
(10) years from January 1, 1993, the original effective date of the Plan prior to its amendment and restatement, unless sooner terminated pursuant to Section
17. No Option shall be granted under the Plan after ten (10) years from January 1, 1993.

         7. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each and every Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                  (a)      OPTION PLAN.

                           (i) The price per share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted. For such purposes, the price per share shall be not less than the average of the bid and asked price on the business day preceding the grant of the options.

                           (ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

                  (b)      PAYMENT.

                  Full payment for each share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise. The Holding Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No shares of Common Stock shall be issued until full payment therefor has been received by the Holding Company, and no Optionee shall have any of the rights of a shareholder of the Holding Company until shares of Common Stock are issued to him.

                  (c)      TERM OF INCENTIVE STOCK OPTION.

                  The term of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than 10% of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five (5) years.

                  (d)      EXERCISE GENERALLY.

                  Except as otherwise provided in Section 9 hereof, no Incentive Stock Option may be exercised unless the optionee shall have been in the employ of the Holding Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option under Section 422 of the Code.

                  (e)      TRANSFERABILITY.

                  Any Incentive Stock Option granted pursuant to the Plan shall be exercised during any Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         8. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each and every Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions:

                  (a)      OPTION PRICE.

                  The exercise price per share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be determined in the same manner as the exercise price of an Incentive Stock Option by applying the provisions of Section 7(a) of the Plan.

                  (b)      PAYMENT.

                  Full payment for each share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise. The Holding Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No shares of Common Stock shall be issued until full payment therefor has been received by the Holding Company and no Optionee shall have any of the rights of a shareholder of the Holding Company until the shares of Common Stock are issued to him.

                  (c)      TERM.

                  The term of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

                  (d)      EXERCISE GENERALLY.

                  The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan.

                  (e)      TRANSFERABILITY.

                  Except as provided herein, no Non-Qualified Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution. The Committee shall have discretionary authority to permit the transfer of any Non-Incentive Stock Option to members of an Optionee's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners; provided, however, that a transferred Non-Incentive Stock Option may be exercised by the transferee on any date only to the extent that the Optionee would have been entitled to exercise the Non-Incentive Stock Option on such date had the Non-Incentive Stock Option not been transferred. Any transferred Non-Incentive Stock Option shall remain subject to the terms and conditions of the Participant's stock option agreement.

         9. Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

                  (a)      TERMINATION OF EMPLOYMENT.

                  In the event that any Optionee's employment by the Holding Company shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code) or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive shares of Common Stock pursuant thereto, shall automatically terminate on the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the expiration of not more than three (3) months after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment. In the event that a subsidiary ceases to be a subsidiary of the Holding Company, the employment of all of its employees who are not immediately thereafter employees of the Holding Company shall be deemed to terminate upon the date such subsidiary so ceases to be a subsidiary of the Holding Company.

                  (b)      DISABILITY.

                  In the event that any Optionee's employment by the Holding Company shall terminate as the result of the Permanent and Total Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

                  (c)      DEATH.

                  In the event of the death of any Optionee, any Incentive Stock Options granted to any such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 9(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time.

                  (d)      INCENTIVE STOCK OPTIONS DEEMED EXERCISABLE.

                  For purposes of Sections 9(a), 9(b) and 9(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of the termination of his employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment.

                  (e)      TERMINATION OF INCENTIVE STOCK OPTIONS.

                  To the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment by the Holding Company terminates shall not have been exercised within the applicable period set forth in this
Section 9, any such Incentive Stock Option, and all rights to purchase or receive shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

         10. Effect of Termination of Employment, Disability or Death on Non-Incentive Stock Options. To the extent that any Non-Incentive Stock Option granted under the Plan to any Optionee whose employment by the Holding Company or the Association has terminated for any reason other than for cause, shall not have been exercised, such Non-Incentive Stock Option, and the right to purchase or receive shares of Common Stock pursuant thereto, as the case may be, shall terminate upon the earlier to occur of (1) the date that is ten (10) years from the date of grant of the Non-Incentive Stock Option or (2) the date that is one
(1) year from the date of the Optionee's termination of employment (two (2) years in the event of termination of employment by reason of death or Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code)).

         11. Right of Repurchase and Restrictions on Disposition. The Committee, in its sole discretion, may include, as a term of any Incentive Stock Option or Non-Incentive Stock Option, the right (the "Repurchase Right"), but not the obligation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any such Options. The intent of the Repurchase Right is to encourage the continued employment of the Optionee. The Repurchase Right shall provide for, among other things, a specified duration of the Repurchase Right, a specified price per Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may permit the Holding Company to transfer or assign such right to another party. The Holding Company may exercise the Repurchase Right only to the extent permitted by applicable law.

         12. Recapitalization, Merger, Consolidation, Change in Control and Similar Transactions.

                  (a)      ADJUSTMENT.

                  Subject to any required action by the shareholders of the Holding Company, the aggregate number of shares of Common Stock for which stock options may be granted hereunder, the number of shares of Common Stock covered by each outstanding stock option, and the exercise price per share of Common Stock of each such stock option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of Common Stock effected without the receipt of consideration by the Holding Company.

                  (b)      CHANGE IN CONTROL.

                  All outstanding Options shall become immediately exercisable in the event of a change in control or imminent change in control of the Holding Company, as determined by the Committee. In the event of such a change in control or imminent change in control, the Optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the fair market value of the Common Stock subject to any Incentive Stock Option over the Option Price of such shares, in exchange for the surrender of such Options by the Optionee on that date in the event of a change in control or imminent change in control of the Holding Company. For purposes of this Section, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Holding Company; (ii) the execution of an agreement for a merger or recapitalization of the Holding Company or any merger or recapitalization whereby the Holding Company is not the surviving entity;
(iii) a change of control of the Holding Company, as otherwise defined or determined under regulations promulgated by any applicable bank regulatory agency; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934, as amended and the rules promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Holding Company by any person, trust, entity or group. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. For purposes of this Section, "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or persons acting as a group, to acquire control of the Holding Company. The decision of the Committee as to whether a change in control or imminent change in control has occurred shall be conclusive and binding.

                  (c)      EXTRAORDINARY CORPORATE ACTION.

                  Subject to any required action by the shareholders of the Holding Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                           (i) appropriately adjust the number of shares of Common Stock subject to each stock option, the exercise price per share of Common Stock, and the consideration to be given or received by the Holding Company upon the exercise of any outstanding Option;

                           (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                           (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code.

                           Except as expressly provided in Section 12(a) and 12(b) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 12.

                  (d)      ACCELERATION.

                  The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

         13. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

         14. Effective Date. This amended and restated Plan shall become effective upon adoption by the Board. Options may be granted prior to ratification of the Plan by the stockholders if the exercise of such Options is subject to such stockholder ratification.

         15. Approval of Stockholders. The amended and restated Plan shall be approved by stockholders of the Holding Company within twelve (12) months before or after the date it becomes effective.

         16. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

         17. Reload Options.

         On or after the grant date of any Non-Incentive Stock Option (or any Incentive Stock Option awarded on or after the Effective Date of the Plan), the Committee may provide for the automatic grant to the Optionee of a "reload" Option in the event the Optionee surrenders Shares of Common Stock in satisfaction of the exercise price upon the exercise of an Option or the Optionee's tax withholding obligation. Each reload Option shall cover the same number of Shares of Common Stock as the number of Shares of Common Stock utilized by the Optionee to exercise the original Option (including shares related to the Optionee's tax withholding obligation) and shall, to the extent not inconsistent with any requirements applicable to an Incentive Stock Option under the Code, be of the same type as the original Option.

         18. Amendment and Termination of the Plan.

                  (a)      ACTION OF THE BOARD.

         The Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; provided, however, that no amendment shall be made without shareholder approval if such approval is necessary for the Holding Company to comply with an applicable tax law or regulatory requirement. No termination or amendment of the Plan may, without the consent of the Optionee to whom any award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such award.

                  (b)      CHANGE IN APPLICABLE LAW.

                  Notwithstanding any other provision contained in the Plan, in the event of a change in any Federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Incentive and/or Non-Incentive Stock Option unlawful or subject the Holding Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         19. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed.

                  The inability of the Holding Company to obtain from any regulatory body or authority deemed by the Holding Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Holding Company of any liability with respect to the nonissuance of such Shares.

                  As a condition to the exercise of an Option, the Holding Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of Federal or state securities law.

         20. Reservation of Shares. During the term of the Plan, the Holding Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Holding Company by reason of the Plan or the grant of any Incentive or Non-Incentive Stock Option to him under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Incentive or Non-Incentive Stock Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         22. Withholding Tax. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Holding Company shall have the right to require the Participant or such other person to pay the Holding Company the amount of any taxes which the Holding Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         24. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Washington, except to the extent that Federal law shall be deemed to apply.